Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 16 — Subsequent Events

Acquisition of Chinese agriculture trading platform

On February 7, 2017, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Ripe Wisdom Ltd and Twinkle Business Ltd (the “sellers”) to acquire a 51% equity interest in Jia-Heng Industrial Ltd. (“Jia-Heng”), a Cayman Islands company and the holding company of Guangzhou LiNiu Network Technology Co. Ltd. (“LiNiu Network”). LiNiu Network is a software technology development company that is currently developing an electronic Business to Customer (“B2C”), Customer to Customer (“C2C”) and Online to Offline (“O2O”) trading platform focused on the Chinese agricultural industry.

As consideration for the acquisition, the Company will issue 12,484,000 ordinary shares upon the closing of the transaction contemplated by the Purchase Agreement. In addition, pursuant to a profit guarantee agreement (the “Profit Guarantee Agreement”) between the Company, LiNiu Network and Mr. Wang Shun Yang, the owner of Liu Network, the Company will make certain cash payments to the sellers only if the after tax profit based on PRC Accounting Standards for Business Enterprise for LiNiu Network is equal to or in excess of the profit after-tax specified in the table below.

Year	After tax profit	Cash payment
2017	RMB20 million (US$2.9 million)	RMB5,412,000 (US$0.8 million)
2018	RMB80 million (US$11.6 million)	RMB21,648,000 (US$3.1 million)
2019	RMB300 million (US$43.6 million)	RMB81,182,000 (US$11.8 million)
2020	RMB500 million (US$72.7 million)	RMB135,303,000 (US$19.7 million)
2021	RMB700 million (US$101.7 million)	RMB189,425,860 (US$27.5 million)
Total	RMB1.6 billion (US$232.6 million)	RMB432,970,860 (US$62.9 million)

The after tax profit targets will be reviewed yearly and in aggregate at the end of the fifth year. For example, if the aggregate after-tax income target is met after the fifth year, the aggregate cash payment will be approximately $62.9 million, even if all of the other after-tax profit targets from 2017-2020 were not met. As a counterexample, if the after-tax income targets for 2017 and 2018 are met and the targets from 2019, 2020 and 2021 are not met (with the aggregate after-tax income also under the target of approximately $232.6 million, then the current owners of LiNiu Network would only receive the cash payments for 2017 and 2018 (a total of $3.9 million).

The acquisition of a 51% equity interest in Jia-Heng was completed on February 28, 2017 and 12,484,000 ordinary shares was issued to the sellers.

Upon the completion of acquisition and effective on March 1, 2017, Mr. Lam Chou In, Chief Operating Officer of the company, has been promoted to co-Chief Executive Officer (“co-CEO”), responsible for the Macau gaming business. In addition, Mr. Wang Shun Yang has been appointed as co-CEO and as a director of the Board, and will be responsible for LINU’s Chinese technology industry development. Finally, Mr. Fong Weng Nam has been appointed as LINU’s new Chairman of the Board of Directors.

In connection with the closing, Mr. Lam Man Pou has resigned as Chairman and director of the company’s Board of Directors, and Mr. Vong Hon Kun has resigned as CEO and director of the Board. Both Mr. Lam and Mr. Vong will remain as Chief Marketing Officer and Chief Operating Officer of LINU, respectively.

Litigation on service agreement

On February 22, 2017, the Company received a notice that Caro Capital LLC filed a complaint in Southern District of Florida, United States against the Company. The Plaintiff is claims for service fee of amounting $328,000 plus interest.

On March 20, 2017, the Company filed an answer denying the claims and a counterclaim that purports to assert claims against Caro Capital LLC.

The Company believes these actions commenced by Caro Capital discussed above are without merit and will vigorously defend the Company against them.  Management has determined that based on proceedings to date, it is currently unable to determine the probability of the outcome of these actions.

Settlement of shareholders’ loan and purchase price obligation

On February 28, 2017, the management entered into an agreement with the shareholders - Mr. Lam Man Pou and Mr. Vong Hong Kun (Mr. Lam and Mr. Vong) to settle the shareholders’ loan by delivering certain marker receivable. There is approximately USD11.7 million shareholders’ loan of which USD11.6 million was used to off-set by taking over certain marker receivable which net carrying amount was approximately $9.6 million (gross amount was $14.8 million) as of December 31, 2016. The difference (approximately $2.0 million) between the shareholders’ loan and net carrying amount of certain marker receivable would treat as capital transaction and record as additional paid in capital contributed by shareholders as of February 28, 2017.

On February 28, 2017, the management entered into another agreement with Mr. Lou Kan Kuong (Mr. Lou) to settle the purchase price obligation by taking over certain marker receivable. There is approximately USD14.2 million purchase price obligation was used to off-set by delivering certain marker receivable which net carrying amount was approximately $10.1 million (gross amount was $17.2 million) as of December 31, 2016. The difference (approximately $4.1 million) between the purchase price obligation and net carrying amount of certain marker receivable would treat as capital transaction and record as additional paid in capital contributed by shareholders.

Both parties agreed and the agreement became effective on February 28, 2017. Mr. Lam, Mr. Vong and Mr. Lou will assume all the un-collection risk on assigned marker receivable.